UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/12/2006

Genaera Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-19651

DE	13-3445668
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5110 Campus Drive, Plymouth Meeting, PA 19462
(Address of principal executive offices, including zip code)

610.941.4020
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On May 12, 2006, Genaera Corporation (the "Company") issued a press release announcing the results of its Annual Meeting of stockholders held on May 11, 2006. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit Number    Description
    99.1                   Press release of the Company dated May 12, 2006- "Genaera Announces Results of its 2006 Annual Stockholders' Meeting."

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genaera Corporation

Date: May 12, 2006	By:	/s/ John A. Skolas
John A. Skolas
Executive Vice President & Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release of the Company dated May 12, 2006 - "Genaera Announces Results of its 2006 Annual Stockholders' Meeting."